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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                November 7, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

    STATE OR OTHER                   COMMISSION                  IRS EMPLOYER
     JURISDICTION                   FILE NUMBER:                IDENTIFICATION
   OF INCORPORATION:                                                NUMBER:

       DELAWARE                       0-20766                     76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS

         On November 7, 2002, HCC Insurance Holdings, Inc. ("HCC") announced its operating results for the Third Quarter of 2002. A press release setting forth the announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)  Exhibits.

              99.1 Press Release dated November 7, 2002 announcing HCC's operating results for the Third Quarter of 2002 and attachments thereto.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 7, 2002               HCC INSURANCE HOLDINGS, INC.



                                       By: /s/ Christopher L. Martin
                                          --------------------------------------
                                           Christopher L. Martin
                                           Executive Vice President and
                                           General Counsel

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                                  EXHIBIT INDEX


            Exhibits.
            ---------

              99.1 Press Release dated November 7, 2002 announcing HCC's operating results for the Third Quarter of 2002 and attachments thereto.